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                                  LEASE


     This Lease made and entered into as of this 7th day of August, 1995, by and between Hilvin Investment Corporation ("Lessor"), a Missouri corporation with its principal office at 12301 Ronnie Lane, St. Louis, Missouri 63127, and Allegiant Bank, a Missouri corporation with its principal office at 4323 North Grand, St. Louis, Missouri 63107 ("Lessee"). For and in consideration of the rents, covenants and agreements contained herein and hereby agreed to be paid, the Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor the premises hereinafter described, upon the terms and conditions contained herein.

     1.    The Premises. The building and improvements located at 7421 South
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Lindbergh Boulevard, St. Louis County, Missouri, including the exclusive use of not less than 11 parking spaces, and the non-exclusive use of all other parking spaces, driveways and access roads in the "Ritz Center" strip shopping center ("Strip Center") all as shown on the drawing attached hereto as Exhibit A, and incorporated herein by this reference ("Premises"). The location of the ATM and all signage shall be in accordance with that shown on Exhibit A, subject to applicable laws and regulations.

     2.    Possession and Use. The Premises may be used for a commercial or
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retail bank and all related purposes, including without limitation the operation of a bank with drive-up window and drive-up ATM.

     3.    Term. The term of this Lease shall be for ten (10) years commencing
           ----
on the 1st day of January, 1996, and ending on the 31st day of December, 2005 ("Initial Term"); provided however, that Lessee shall have immediate possession of the building on August 2, 1995, and all rights and obligations of the Lessor and Lessee applicable during the Lease term shall be equally applicable from such date, except Lessee's obligations to pay Base Rent, real estate taxes and common area costs, which obligations are specifically not imposed on Lessee during this period; provided further, that if Lessee is not in default under this Lease at the expiration of the Initial Term, Lessee shall have the right to extend the term of this Lease for two (2) additional, consecutive five (5) year terms ("Additional Term(s)"), upon the same terms and conditions contained herein, except that the Annual Rental (as hereinafter defined) shall be adjusted as set forth in Paragraph 4 herein (the Initial Term and any Additional Terms are collectively referred to herein as "Term"). If Lessee does not wish to extend the Initial Term or any Additional Term for an Additional Term, Lessee shall provide Lessor with written notice thereof at least six (6) months prior to expiration of the Initial or Additional Term, as the case may be. In the absence of Lessee providing such notice, the Term shall be deemed extended automatically.


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     Notwithstanding the foregoing, Lessee shall have the absolute right to terminate this Lease effective as of December 31, 2000, provided that Lessee is not in default under this Lease at the time Lessee provides written notice of termination to Lessor. Lessee shall provide Lessor with such written notice on or before April 1, 2000, together with Ten Thousand Dollars ($10,000.00) as a termination fee and shall continue to make required rental payments through and including that due on December 1, 2000.

     4.    Annual Rental. During years one through five of the Initial Term,
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Lessee shall pay to Lessor, beginning on the first day of January, 1996
("Rent Commencement Date") and continuing thereafter on the first day of each month during years one through five of the Initial Term, monthly rent of Two Thousand Three Hundred and no/100 Dollars ($2,300.00) ("Base Rent") in advance, on the first day of each month thereafter. During years six through ten of the Initial Term, the Base Rent shall be Three Thousand One Hundred and no/100 Dollars ($3,100.00). During the Additional Terms, the Base Rent shall be increased on the first day of such Additional Term (the "Adjustment Date") by an amount equal to the Base Rent in the immediately preceding Initial or Additional Term (as such Base Rent may have been increased or decreased in accordance with this Paragraph) multiplied by the CPI Adjustment. The CPI Adjustment is a fraction, the numerator of which is the "CPI" (as defined herein) as reported three (3) months prior to the Adjustment Date, and the denominator of which is determined as follows:

     (i) As to the increase to be determined on the Adjustment Date for the first Additional Term, the denominator is the CPI, as last reported for the month of the Rent Commencement Date,

     (ii) As to the increase to be determined on the Adjustment Date for the second Additional Term, the denominator is the CPI as last reported for the month of the Adjustment Date for the First additional Term.

     The term "CPI" is the Consumer Price Index for All Urban Consumers for All Cities for All Items (1982 - 1984 = 100) which is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor.

     5.    Assignment. This Lease may not be assigned, subleased or transferred
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without the Lessor's written consent, which consent shall not be unreasonably withheld. If this Lease is assigned or the Premises or any part thereof sublet without the written consent of the Lessor, or if the Lessee shall become the subject of a court proceeding in bankruptcy or liquidating receivership or shall make an assignment for the benefit of creditors, this lease may by such fact or unauthorized act be cancelled at the option of the Lessor. Any assignment of this

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lease or subletting of said Premises or any part thereof with the written consent of the Lessor shall not operate to release the Lessee from the fulfillment on Lessee's part of the covenants and agreements herein contained to be by said Lessee performed, nor authorize any subsequent assignment or subletting without the written consent of the Lessor.

     6.    Alterations & Additions by Lessee. Lessee shall not make any
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alterations or additions to the Premises nor make any contract therefor, without first procuring Lessor's written consent, which shall not be unreasonably withheld or delayed. All alterations, additions and improvements made by Lessee to or upon the Premises except signs, cases, counters, or other removable trade fixtures, shall at once, when made or installed, be deemed to have attached to the freehold and to have become the property of Lessor. Any trade fixtures or other personal property of the Lessee not permanently affixed to the Premises shall remain the property of the Lessee and, provided that Lessee is not in default under the terms of this lease, Lessee shall have the right to remove the same from the Premises at any time during the lease term. Lessee, at its expense, shall immediately repair any damage occasioned to the Premises by reason of removal of any such trade fixtures or other personal property.

     Any penetration of the roof membrane made on the account of Lessee shall be made only by roofers approved by Lessor, which shall not be unreasonably withheld or delayed, and at Lessee's sole expense. Any repairs to the roof required as a result of any acts of Lessee or its contractors shall be made by Lessee at Lessee's sole expense. Lessee agrees to pay when due all sums of money that become due for, or purporting to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished or to be furnished to or for Lessee or its account, in, upon or about the Premises and which may be secured by any mechanic's or other lien against the Premises and/or Lessor's interest therein ("Lessee's Lien"). Lessor shall have the right,but not the obligation (i) to demand that Lessee cause each such Lessee's Lien to be fully discharged and released, (ii) to require Lessee to promptly deposit with Lessor a surety bond in an amount sufficient, as reasonably determined by Lessor, to protect and indemnify Lessor from any and all loss or liability for any Lessee's Lien.

     7.    Lessee's Free Standing ATM Facility. Lessor hereby agrees that the
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Lessee may install a free standing ATM facility on the single parking space shown on the site plan attached hereto as Exhibit "A", with said parking space being marked "ATM" on site plan. Said ATM facility shall not occupy any more space than that of the said designated parking space, and further shall be accessible or usable from one side only, that being the Strip Center driveway aisle of said parking space. It shall be the Lessee's sole cost, expense and responsibility to install,

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maintain and provide security for said ATM facility. Lessee does not believe that approval of St. Louis County is necessary to construct the ATM facility, but if Lessee learns that such approval is required, Lessee agrees to notify Lessor that Lessee has applied to St. Louis County for approval to construct and operate the ATM facility at the time Lessee submits such application.

     8.    Repairs. Lessor shall keep the foundations and structural supporting
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members of the Premises in good order, condition and repair. Lessee agrees to keep clean, repair and maintain in good order and condition and to replace whenever necessary all portions of the Premises not enumerated in paragraph 11 including but not limited to the nonstructural interior portions of the Premises, the show windows and moldings, doors, closures, windows, plate and window glass, the floors, and to assume and pay for the general maintenance, cleaning, repair and replacement where necessary of the plumbing, electric and sewage systems, facilities, and appliances which are located within the interior of the Premises, and the entire heating and air conditioning system. Lessee shall, at its expense in the spring and fall of each year, have a preventative maintenance service call made by a reputable contractor acceptable to Lessor for the purpose of inspecting, cleaning, maintaining and servicing the heating and air conditioning system. Lessee shall make available upon the request of Lessor a copy of the service report or paid invoice by June 1st and November 1st respectively. Lessor, at its option, may have said spring and fall service calls performed, the cost of which shall be paid by Lessee. Lessee will keep the inside and outside of all glass in the doors and windows of the Premises clean. Should Lessee fail to maintain and repair Premises as deemed necessary by Lessor, Lessor may make such repairs at Lessee's expense and Lessee shall promptly reimburse Lessor for the cost thereof. The Lessor or its legal representatives may, at all reasonable hours, enter upon said Premises for the purpose of examining the condition thereof and making such repairs as Lessor deems necessary and to exhibit Premises to prospective purchasers or lessees. Lessor shall not interrupt or interfere with Lessee's use of the Premises in connection with such inspections or repairs except as may be reasonably necessary under the circumstances.

     9.    Damage to Premises. If the Premises shall be damaged by fire or
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other casualty so as to render the premises partially or totally untenantable for 90 days, Lessor or Lessee may elect to cancel this Lease by written notice of cancellation given within 30 days after the date of such damage or other casualty and thereupon this Lease shall cease and terminate, and Lessee shall vacate and surrender the Premises to Lessor. Upon termination of this Lease as aforesaid, Lessee's liability for the rents reserved hereunder shall cease as of the effective date of the termination of this Lease. Unless this Lease is

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terminated as aforesaid, this Lease shall remain in full force and effect and
Lessor shall repair and restore, as expeditiously as reasonable possible, the Premises to a condition at least as good as prior to the fire or other casualty. Lessee shall replace its trade fixtures, decorations, and contents in the Premises in a manner and to at least a condition equal to that existing prior to the damage or destruction. The proceeds of all insurance carried by Lessor or Lessee on the Premises shall be used for the purpose of such repair, restoration or replacement of the Premises, trade fixtures, decorations and content. If this Lease is not terminated as aforesaid, rent shall be reasonably abated during any time period after such damage or casualty in which the Premises are partially or totally untenantable.

     10.   Real Estate Taxes. As additional fixed minimum rental for each
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calendar year of the term of this lease and any renewal thereof, Lessee covenants and agrees to pay its pro-rata share of all real estate taxes (including assessments for local improvements) levied or assessed upon the Strip Center or any part thereof, for each calendar year during the term hereof. Lessee's pro-rata share of real estate taxes shall be Eleven & Three-Fourths Per Cent (11.75%) which is based on the real estate taxes allocable to the Premises herein for 1994 = $3,427.36 as a per cent of the total 1994 real estate taxes on the Strip Center = $29,182.99. If after the commencement of the lease hereof, any land, buildings and/or structures are added to or removed from the Strip Center, equitable adjustments shall be made to Lessee's pro-rata share of real estate taxes effective forward from the date of said addition or removal. The charge required hereunder shall be paid by Lessee to Lessor in monthly installments in such amounts as are reasonably estimated by Lessor at the beginning of a calendar year or as designated by Lessor, each such installment being due on the first day of each month. Within 120 days after each calendar year, Lessor shall make available for Lessee's inspection Lessor's tax records for such preceding year, and the balance (or refund) shall be paid promptly thereafter within 10 days. Lessee's pro-rata share of real estate taxes shall be equitably adjusted for fractional lease years, if any, hereunder.

     11.   Common Areas. In addition to the Premises hereinabove mentioned,
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Lessee and its agents, employees, successors, assigns, licensees, invitees, sublessees, concessionaires, customers, suppliers and patrons shall have the non-exclusive right, subject to the reasonable regulations of the Lessor, in common with others entitled thereto to use and enjoy throughout the term of this lease, the "Common Areas" of the Strip Center, to wit: such areas, improvements, space, equipment, and special services in or at the Strip Center as determined by Lessor from time to time to be devoted to the general use of all of the tenants of the Strip Center and their employees, customers, and other invitees, including without limitations, parking areas, driveways, entrances, exits, landscaped areas, lighting facilities, curbs,

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retaining walls, exteriors of outside walls of the building(s), roofs, canopies, and downspouts of building(s), hallways, stairs, washrooms, water and sewerage systems, sidewalks, and the like as applicable. The Lessor may from time to time designate appropriate portions of the parking area as areas for the parking of motor vehicles of employees, agents, customers, patrons, and concessionaires of certain tenants and occupants of the Strip Center. Lessee shall comply with such designations and shall require its employees, agents, customers, patrons and concessionaries to comply with such designations made by the Lessor from time to time, and authorizes Lessor to have towed, at Lessee's expense, those cars that fail to comply with such designations.
Lessor will use its best efforts to require the employees, agents, customers, patrons and concessionaries of other tenants and occupants of the Strip Center to comply therewith. The common areas shall be subject to the exclusive control and management of Lessor, and Lessor shall have the right to establish and modify, change and enforce reasonable rules and regulations with respect to the common areas, and Lessee agrees to abide by and conform with such rules and regulations.

     12.   Common Area Costs. As additional fixed minimum rental for each
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calendar year of the term of this lease and any renewal thereof, Lessee covenants and agrees to pay its pro-rata share of the common area costs. Common area costs shall include all of the Lessor's costs and expenses of every kind and nature, whether directly incurred or through an independent contractor(s), of operating, managing, equipping, lighting, cleaning, replacing, reconstructing, insuring, maintaining, securing, and protecting the common areas. Lessee's pro-rata share of common area costs shall be determined by multiplying the total of the common area costs for the calendar year such costs are incurred by the same percentage as cited above in the paragraph entitled "Real Estate Taxes" as equitably adjusted. The charge required hereunder shall be paid by Lessee to Lessor in monthly installments in such amounts as are reasonably estimated and billed by Lessor commencing and ending on the dates designated by Lessor, each such installment being due on the 1st day of each month and shall be added to the monthly rental payment. Within 120 days after the end of the calendar year, Lessor shall make available for Lessee's inspection Lessor's records of expenses for such common areas for such preceding period, and the balance (or refund) due shall be paid promptly thereafter within 10 days.

     13.   Rules & Regulations. Lessee shall comply with all the rules and
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regulations for the use and occupancy of the Strip Center as such rules and regulations may from time to time be reasonably promulgated by the Lessor for the best interests of the Strip Center. Lessor shall have no liability for violation by any tenant of any rules or regulations, nor shall such violation by any other tenant excuse the Lessee from compliance with said rules and regulations. Such rules and regulations

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established by Lessor shall not be inconsistent with the terms of this lease, and no rule or regulation shall be enforced or imposed against Lessee which would result in Lessee being unable to use the premises for its intended purpose or which would otherwise prevent lessee from conducting and carrying on its ordinary business in the Premises. Any violation of any such rules or regulations by Lessee shall constitute a breach of this lease.

     14.   Default. (a) Failure on the part of Lessee to pay any sum due under
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this lease,or (b) failure to remedy any default with respect to any of the other provisions, covenants or conditions of this lease to be kept or performed by Lessee within 30 days after written notice, or (c) abandonment of the Premises or breach of any obligation under this lease which cannot be cured, shall at the option of the Lessor cause the forfeiture of this lease and the Lessor shall have the following remedy:

     Ten days after notice, Lessee will quit and deliver up possession of said Premises, and all additions, alterations and improvements thereof to Lessor. Should Lessee not surrender said Premises, Lessor may re-enter and take possession of said Premises and all additions, alterations and improvements thereon, with or without due process of law, and eject all parties in possession thereof therefrom using such force for that purpose as may be necessary without being liable to any prosecution for said re-entry or the use of such force. It is hereby understood, and Lessee hereby covenants with the Lessor, that such or any forfeiture, annulment or voidance shall not relieve the Lessee from the obligation of the Lessee to make the monthly payments of rent hereinbefore reserved, at the times and in the manner aforesaid; and in case of any such default of the Lessee, the Lessor may re-let the said Premises as the agent for and in the name of the Lessee at any rental readily obtainable, applying the proceeds and avails thereof, first to the payment of any such expense as the Lessor may be put to in re-entering and re-letting and then to the payment of said rent as the same may from time to time become due, and toward the fulfillment of the other covenants and agreements of the Lessee herein contained, and the balance, if any, shall be paid to the Lessee; and the Lessee hereby covenants and agrees that if the Lessor shall recover or take possession of said Premises as aforesaid, and be unable to re-let and rent the same so as to realize a sum equal to the rent hereby reserved, the Lessee shall and will pay to the Lessor any and all loss of difference of rent for the residue of the term hereof. Any amounts due Lessor by Lessee that are not paid by Lessee within 30 days of the date due shall bear interest from the due date at the rate of twelve percent (12%) per annum from the due date until the date said amount is paid. Should Lessor or Lessee be required to take action to collect any amounts due hereunder, or to enforce any covenant of this lease or for the breach of any covenant herein, the prevailing party shall be

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entitled to recover reasonable attorney's fees, court and other costs to cure said breach or default.

     15.   Surrender Upon Termination. Lessee will quit and deliver up the
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possession of the Premises to the Lessor or Lessor's heirs, successors, agents or assigns, when this lease terminates by limitation or forfeiture in good order and repair with all replacements thereto, with all window glass replaced, if broken, and with all keys, locks, bolts, plumbing fixtures, elevator, sprinkler, heating and air cooling appliances in as good order and condition as the same are now, or may hereafter be made by repair in compliance with all the covenants of this lease, save only the wear thereof from reasonable and careful use. The Lessee agrees to pay double rent for each day the Lessee, or anyone holding under the Lessee, shall retain the demised Premises after the termination of this lease, whether by limitation or forfeiture. The Lessee hereby gives to the Lessor the right to place and maintain its usual "For Lease/Rent" signs upon the demised Premises, in a place that the same are usually displayed for the last 180 days of this lease.

     16.   Abandoned Property. Any property of the Lessee or of any occupant
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of the Premises not removed from the Premises upon the termination of this lease, whether by expiration or otherwise, shall be deemed abandoned and may be handled, removed and disposed of by Lessor at the risk, cost, and expense of Lessee, and Lessor shall in no event be responsible for any property so left in or about the Premises, or for the value, preservation, or safekeeping thereof.

     17. Condemnation. In the event the Premises or any part thereof be taken by condemnation or otherwise, the following provisions shall be controlling:

     (a) If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate from the date that Lessee's use is adversely affected by such condemnation or the date of title vesting in such proceeding, which ever occurs first, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease;

     (b) If any part of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and such partial taking or condemnation shall render the Premises unsuitable for the business of the Lessee, in Lessee's reasonable judgment, then the term of this Lease shall cease and terminate from the date that Lessee's use is adversely affected by such condemnation or the date of title vesting in such proceeding, which ever occurs first, and lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. In the event the partial taking or condemnation is not

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extensive enough to render the Premises unsuitable, in Lessee's reasonable judgment, for the business of Lessee, then the Lessor shall promptly restore the Premises to a condition comparable to its condition at the time of such condemnation, less the portion taken in such condemnation, and the Lease shall thereafter continue in full force and effect and the parties shall agree upon an abatement of the rental amount provided for herein.

     (c) In the event of any condemnation or taking, either whole or partial, the Lessee shall not be entitled to any part of the award as damages for such condemnation, and the Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right or claim to any part thereof; except that Lessee shall be entitled to receive and retain any amounts which may be specifically awarded to it in such condemnation proceedings.

     For the purposes of this paragraph, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain, and covered by the terms of this Paragraph 12.

     18.   Subordination. This lease is subject and subordinate to all ground
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and underlying leases and to all deeds of trust or mortgages which may now or hereafter affect the real property of which the Premises form a part, and to all renewals, modifications and extensions thereof; provided however, that such subordination contemplates that so long as Lessee shall not be in default in payment of rents or any other terms and conditions of this lease, its occupancy of the demised Premises shall not be disturbed. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee but shall be provided by Lessee if demanded by any such mortgagees.

     19.   Attornment. Lessee agrees that in the event of a sale, transfer or
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assignment of Lessor's interest in the Premises, or in the event of any proceedings brought for the foreclosure or for the exercise of any power of sale under any mortgage made by Lessor covering the Premises, to attorn to and to recognize such transferee, purchaser,or mortgagee as Lessor under this Lease.

     20.   Utilities. Lessee shall be responsible and pay for all utilities
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used for the Premises, including as applicable but not limited to gas, electric, water, air conditioning refrigerant and sewer charges. If any utilities are not separately metered, Lessee shall separately meter the Premises for its use unless an alternate equitable basis is agreed upon to allocate Lessee's share of the utility cost.

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     21.   Indemnities.
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     (a)   Lessee agrees to protect and save Lessor forever harmless and indemnified against and from any penalty, damage or charges imposed for any violation of any laws or ordinances occasioned by the neglect of Lessee. Lessee further agrees to defend, pay, indemnify and save free and harmless Lessor, from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature and from and against any and all costs and expenses, including reasonable attorney's fees, resulting from or in connection with loss of life, bodily or personal injury or property damages arising out of or on account of the negligence of Lessee, its employees, agents, contractors, or invitees in or upon the Premises, except claims arising out of the negligence of the persons seeking to be indemnified against loss hereunder.

     (b) Lessor agrees to defend, pay, indemnify and save free and harmless Lessee, from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature and from and against any and all costs and expenses, including reasonable attorney's fees, resulting from or in connection with loss of life, bodily or personal property injury or property damages arising out of or on account the negligence of Lessor, its employees, agents, contractors, or invitees in or upon the Premises, except claims arising out of the negligence of the persons seeking to be indemnified against loss hereunder.

     22. Insurance. Lessee shall, at its own cost and expense, procure, maintain and continue in force, in the names of Lessor and Lessee, from the date of execution hereof and during the full term of this lease, fire and extended coverage insurance (or other special broad form coverage), together with insurance against vandalism and malicious mischief covering the building and Premises herein for its full replacement cost, but in no event for any amount less than $250,000. Lessee agrees that, at its own cost and expense, it shall procure and continue in force, in the names of the Lessor and Lessee, plate glass insurance as well as general liability insurance against any and all claims for injuries to persons occurring in, upon or about the demised Premises, including all damage from glass, fixtures or other appurtenances, now, or hereafter erected upon the demised Premises, during the term of this lease, such insurance, at all times to be in an amount not less than One Million Dollars ($1,000,000) for injury to any one person and comprehensive property damage insurance covering liability for damage to all property in the amount of Two Hundred Thousand Dollars ($200,000). Lessor shall be entitled to any proceeds or payments received from such insurance to the extent Lessor incurred a loss to the Premises. Lessee shall provide Lessor with a certificate of insurance evidencing said coverage. Lessee shall also

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maintain insurance covering its trade fixtures, merchandise, personal property, furnishings and leasehold improvements and such proceeds shall be used to repair or replace the property damaged unless this lease shall cease and terminate under the terms hereinbefore provided. The insurance limits in this paragraph shall be adjusted from time to time as agreed by the parties to reflect customary increases on policy amounts for similar strip center properties.

     23.   Signs. The Strip Center presently has a "Directory Sign"
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facing Lindbergh Blvd. on which there is a pylon reading "Wings & Things"
and also has a 6ft. wide x 8ft. high pylon sign facing Lemay Ferry Rd. reading "Ritz Center". Lessor hereby agrees that the Lessee may have the exclusive use of the pylon sign space reading "Wings & Things" on the Lindbergh Directory Sign and the exclusive use of the lower 6ft. width x 5ft. height portion of the Lemay Ferry Rd. pylon sign. In compensation and reimbursement for Lessor's cost of said signage, Lessee agrees to pay Lessor the sum of Eight Thousand Three Hundred Fifty Dollars ($8,350.00) for the exclusive use of said signage during the term hereof. This amount shall be payable in three monthly installments of $2,783.33 each on the 1st day of October, November and December 1995. Said signage shall remain the property of the Lessor and with the Strip Center. Further the Lessee shall bear the full cost to replace or change the panels on said signs for Lessee's signage. In addition to the aforementioned signage, Lessee shall have the right to use any additional signage that complies with applicable law or any duly granted variance.

     24.   Delivery of Premises. The Premises are delivered to and
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accepted by Lessee in its "as is" existing condition, it being understood that the rental established herein has been predicated upon Lessee making such improvements, alterations and repairs as are necessary, provided that, at the onset of this lease, the structural portions and roof of the demised Premises be in good order and condition, and the heating and air-conditioning system (HVAC) be in good working condition. If Lessee shall not have notified Lessor that (i) the structural portions and roof are not in good order and condition within 90 days of the date hereof, and (ii) the HVAC of the demised Premises are not in good order and condition within 180 days of the date hereof, Lessee shall have acknowledged and deemed the adequacy of its condition and shall be responsible for them, as otherwise provided in this lease.

     25.   Quiet Enjoyment. The Lessee, subject to keeping and performing
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all the terms and provisions of this lease, shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof without hindrance or ejection by any persons lawfully claiming under Lessor.

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     26.   Notice. Any notice to be given hereunder by the parties may
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be given in person or in writing by registered or certified mail, return receipt requested, at the addresses of the parties hereinabove given or at such address as is later designated in writing by the parties hereto.

     27.   No Constructive Waiver. No waiver of any forfeiture, by
           ----------------------
acceptance of rent or otherwise, shall waive any subsequent cause of forfeiture, or breach of any condition of this lease; nor shall consent by the Lessor to any assignment or subletting of said Premises, or any part thereof, be held to waive or release any assignee or sub-lessee from any of the foregoing conditions or covenants as against him or them; but every such assignee and sub-lessee shall be expressly subject hereto. Whenever the word "Lessor" is used herein it shall be construed to include the heirs, executors, administrators, successors, assigns or legal representatives of the Lessor; and the word "Lessee" shall include the heirs, executors, administrators, successors, assigns or legal representatives of the Lessee and the words Lessor and Lessee shall include single and plural, individual or corporation, subject always to the restrictions herein contained, as to sub-letting or assignment of this lease. This lease is governed by the laws of the State of Missouri. The invalidity or unenforceability of any provision herein shall not affect or impair the validity of any other.

     28.   Security Deposit. Lessee, contemporaneously with the execution
           ----------------
of this lease, has deposited with Lessor the sum of Two Thousand Three Hundred & no/100 Dollars ($2,300.00), receipt of which is hereby acknowledged by Lessor. Said deposit shall be held by Lessor, without liability for interest, as security for the faithful performance by Lessee of all the terms, covenants and conditions of the lease by said lessee to be kept and performed during the term hereof. If at any time during the term of this Lease, any of the rent herein reserved shall be in default and unpaid, or any other sum payable by Lessee to Lessor or otherwise required to be expended by Lessee hereunder shall be in default and unpaid, then the Lessor may at its option, appropriate and apply any portion of said deposit to the payment of any such defaulted rent or other sum. In the event of the termination of this lease, by the expiration of time or otherwise, then at the option of Lessor, Lessor may appropriate and apply said entire deposit, or so much thereof as may be necessary to reimburse the Lessor for loss or damage sustained by Lessor due to any breach of this lease by Lessee. Lessor's election to so utilize all or a portion of said deposit shall not relieve Lessee of any obligation in excess of the amount so applied. In the event the lease is not terminated, but the entire deposit, or any portion thereof, be appropriated and applied by Lessor under the terms and provisions hereof, the Lessee shall, upon the written demand of Lessor, forthwith remit to Lessor a sufficient amount in cash to restore said security to

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the original sum deposited, and Lessee's failure to do so within ten (10) days of such written demand shall constitute a breach of this lease. Should Lessee comply with all of said terms, covenants and conditions hereof and promptly pay all of the rental herein and all other sums payable by Lessee to Lessor or otherwise hereunder when due, the said deposit, or the balance remaining therein, shall be returned to Lessee at the termination of this lease by expiration of time or otherwise, after Lessee has vacated the Premises.

     29.   Lessee's Cancellation Option. Through June 30, 1996, the
           ----------------------------
Lessee shall have a one-time option, provided it is current on all Lease payments, to cancel this Lease if Lessee does not receive regulatory approval from the Federal Deposit Insurance Corporation ("FDIC") and the State of Missouri to operate a bank on the Premises. To exercise this cancellation option, Lessee must give written notice to Lessor within thirty (30) days after the date of the denial, attaching to such notice the written denial of the FDIC or State of Missouri, or a certification of an officer of Lessee indicating that such denial was received.

     In the event of any cancellation, the Lessor shall be entitled to retain all sums paid by Lessee except that Lessee's Security Deposit shall in the event of cancellation be returned by Lessor to Lessee in accordance with the terms of paragraph 28 above. Further, this commercial lease shall become null and void upon receipt of said cancellation notice by Lessor and return by Lessor of Lessee's security deposit.

     30.   Banking Authority. Notwithstanding any other provisions
           -----------------
contained in this lease, in the event the Lessee is permanently closed or taken over by the banking authority of the State of Missouri, or other bank supervisory authority, the Lessor may terminate the lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue, to assign, or to terminate the lease; provided, that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of the surrender of the Premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.


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

     IN WITNESS WHEREOF, the said parties aforesaid have duly executed the foregoing instrument or caused the same to be executed the day and year first above written.


LESSOR                                 LESSEE


/s/ Stanley E. Erb                     /s/ Shaun R. Hayes
----------------------------------     -----------------------------------
HILVIN INVESTMENT CORPORATION          ALLEGIANT BANK
Stanley E. Erb, President              Shaun R. Hayes, President




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